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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 24, 2003
                                                        (FEBRUARY 23, 2003)




                            DEVON ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


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
         DELAWARE                           000-30176                     73-1567067
(State or Other Jurisdiction of     (Commission File Number)           (I.R.S. Employer
Incorporation or Organization)                                       Identification Number)
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20 NORTH BROADWAY
OKLAHOMA CITY, OKLAHOMA                                          73102
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (405) 235-3611


                                      NONE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On February 23, 2003, Devon Energy Corporation ("Devon") entered into an Agreement and Plan of Merger ("Merger Agreement") with Ocean Energy, Inc. ("Ocean") and Devon NewCo Corporation, a wholly owned subsidiary of Devon ("Merger Sub"), providing for the merger of Merger Sub with and into Ocean.

         The February 24, 2003 news release, announcing the signing of this Merger Agreement, and the Merger Agreement are hereby filed as Exhibits 99.1, and 99.2, respectively, to this Current Report on Form 8-K, and the contents of such Exhibits are incorporated by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             News release dated February 24, 2003
             Agreement and Plan of Merger dated February 23, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    DEVON ENERGY CORPORATION


                                    By: /s/  Janice A. Dobbs
                                       ----------------------------------------
                                             Janice A. Dobbs
                                             Corporate Secretary

Date:  February 24, 2003

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                                  EXHIBIT INDEX




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
EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

99.1                     News release dated February 24, 2003
99.2                     Agreement and Plan of Merger dated February 23, 2003
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